Summary Prospectus February 28, 2017
Virtus Credit Opportunities Fund
A: VCOAX	C: VCOCX	I: VCOIX	R6: VRCOX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated February 28, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of total return with a secondary objective of income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 48 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 88 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	Non	e	Non	e
Other Expenses	0.81%	0.81%	0.81%	0.78%
Dividend and Interest Expense on Short Sales	0.11%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(b)	1.97%	2.72%	1.72%	1.69%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.57)%	(0.57)%	(0.57)%	(0.57)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.40%	2.15%	1.15%	1.12%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.35% for Class A Shares, 2.10% for Class C Shares, 1.10% for Class I Shares and 1.07% for Class R6 Shares through March 1, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of  $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a

5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$512	$917	$1,347	$2,541
Class C	Sold	$318	$790	$1,389	$3,010
	Held	$218	$790	$1,389	$3,010
Class I	Sold or Held	$117	$486	$880	$1,983
Class R6	Sold or Held	$114	$477	$864	$1,950
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 66% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities the subadviser believes to offer "credit opportunities." Such securities will include bonds and other types of credit instruments as described below. The fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade. Securities rated “Ba” or below by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or below by Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”) are considered below investment grade, also known as “high-yield/high-risk” securities and commonly referred to as “junk bonds.” The fund seeks investments believed by the subadviser to be best suited to the current investment environment and market outlook. The fund primarily invests in a combination of performing, stressed, and distressed securities including:
•
Unsecured debt obligations, including high-yield/high-risk obligations;

•
Secured bank loans (including those that, at the time of investment, could be considered junk securities as described above);

•
Second lien or other subordinated or unsecured adjustable, variable or floating rate and fixed rate loans or debt, including convertible bonds (including those that, at the time of investment, could be considered junk securities as described above);

•
Structured products, including collateralized debt and loan obligations (collectively, “structured products”) that provide long or short exposure to other credit obligations;

•
Swaps and other derivative instruments (including credit default, total return, index and interest rate swaps), options (including options on swaps, futures contracts and foreign currencies), forward contracts and futures contracts;

•
Foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the fund’s portfolio;

•
Short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds)

The fund may invest in all or some of these types of securities. The fund is non-diversified, as it focuses on a relatively small number of issuers. The fund may invest without limitation in distressed securities or other debt that is in default or whose issuers are in bankruptcy. The fund may invest in both domestic and foreign securities, including securities in emerging markets, and may invest in securities of any maturity. Certain securities in which the fund will invest, including collateralized debt and loan obligations, will be subject to the limitations applicable to illiquid securities (generally 15%). With respect to credit default swaps, in addition to purchasing such securities, the fund may also write them.
The fund may hold significant positions in equity securities, including common and preferred stocks and convertible securities, including contingent convertible securities, or other assets that the fund receives as part of a reorganization process, and may hold those assets until such time as the subadviser believes that a disposition is most advantageous. Such assets will be considered “credit opportunities” for purposes of the fund’s requirement to invest 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities the subadviser believes offer credit opportunities. The fund may also purchase significant positions in equity securities, including common and preferred stocks and convertible securities, that were not received as part of a reorganization process, in order to potentially modify the fund’s exposure solely to credit obligations. Such assets will not be considered “credit opportunities” for purposes of this requirement. The fund's policy of investing 80% of its assets in credit opportunities may be changed only upon 60 days' written notice to shareholders.
The fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet redemption requests, and for temporary, extraordinary or emergency purposes.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund’s transaction costs. The principal risks of investing in the fund are:
>
Contingent Convertible Securities Risk.  The risk that the financial strength of the issuer of a contingent convertible security held by the fund will decline in a prescribed way or regulatory actions trigger a conversion event, causing the value of the fund's investment in the security to decrease, perhaps significantly.

>
Convertible Securities Risk.  The risk that a convertible security held by the fund will be called for redemption at a time and/or price unfavorable to the fund.

>
Counterparty Risk.  The risk that a party upon whom the fund relies to consummate a transaction will default.

>
Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Currency Transactions Risk.  The risk that the fund’s transactions with respect to foreign currency are not successful or have the effect of limiting gains from favorable market movements.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Insolvency and Bankruptcy Risk.  The risk that the issuers of certain securities in which the fund invests, including debt obligations that are in default, will fail to repay their obligations to the fund, in whole or in part, or that the fund will be adversely affected by the bankruptcy of such issuers.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Leverage Risk.  The risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

>
Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

>
Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

>
Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

>
Short-Term Investments Risk.  The risk that the fund’s short-term investments will not provide the liquidity or protection intended or will prevent the fund from experiencing positive movements in the fund’s principal investment strategies.

>
Structured Products Risk.  The risk that, in addition to the general risks associated with investing in debt securities, the fund’s exposure to certain risks -- such as counterparty risk, liquidity risk and market volatility risk -- will be different or greater as a result of investing through structured products.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2016:	2.98%	Worst Quarter:	Q1/2016:	-0.10%

Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (6/5/15)
Class I
Return Before Taxes	6.67%	2.83%
Return After Taxes on Distributions	4.79%	1.31%
Return After Taxes on Distributions and Sale of Fund Shares	3.74%	1.46%
Class A
Return Before Taxes	2.34%	0.06%
Class C
Return Before Taxes	5.60%	1.80%
Class R6
Return Before Taxes	6.78%	2.89%
50% Bloomberg Barclays U.S. High-Yield Bond Index/50%Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	13.45%	5.11%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.19%
The composite index consists of 50% Bloomberg Barclays U.S. High-Yield Bond Index (an index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations, calculated on a total return basis) and 50% Credit Suisse Leveraged Loan Index (an index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market, calculated on a total return basis).The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Bloomberg Barclays U.S. Aggregate Bond Index is calculated on a total return basis. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Alternative Investment Advisers, Inc. (“VAIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VAIA.
Portfolio Management
>
David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is a manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since inception in June 2015.

>
Edwin Tai, CFA,  Senior Portfolio Manager, Distressed Debt, at Newfleet, is a manager of the fund. Mr. Tai has served as a Portfolio Manager of the fund since inception in June 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8570	2-17
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to funds advised or subadvised by VAIA or one of its affiliates, certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.